UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
November 18, 2005

Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)
157-159 Rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement
     On November 22, 2005, the designated committee (the “Administrator”) of the Subsidiary Stock Incentive Sub-Plan to the 2001 Stock Incentive Plan (the “Sub-Plan”) of Business Objects S.A. (the “Company”) resolved to grant Restricted Stock Units (each an “RSU”) to John Schwarz, Chief Executive Officer of the Company, in compliance with the terms and conditions of his offer letter dated September 9, 2005. The terms of the Restricted Stock Units approved by the Administrator are as follows:

Grant	Number of RSUs	Vesting*
Initial RSU	100,000	50% as of December 30, 2005; 50% as of March 31, 2006
Four Year RSU	183,334	25% on September 12, 2006; 1/36th of the remaining shares monthly thereafter
Performance RSU	15,277	100% on or before March 15, 2007 if the Company meets operating margin goals for 2006
Performance RSU 2	15,278	100% on or before March 15, 2007 if the Company meets market share goals for 2006
Performance RSU 3	15,277	100% on or before March 15, 2008 if the Company meets operating margin goals for 2007
Performance RSU 4	15,278	100% on or before March 15, 2008 if the Company meets market share goals for 2007
Performance RSU 5	15,278	100% on or before March 15, 2009 if the Company meets operating margin goals for 2008
Performance RSU 6	15,278	100% on or before March 15, 2009 if the Company meets market share goals for 2008
Make Up RSU	9,410	1/4th on September 12, 2006; 1/36th of the remaining shares monthly thereafter
Make Up RSU 2	784	100% on or before March 15, 2007 if the Company meets operating margin goals for 2006
Make Up RSU 3	784	100% on or before March 15, 2007 if the Company meets market share goals for 2006
Make Up RSU 4	784	100% on or before March 15, 2008 if the Company meets operating margin goals for 2007
Make Up RSU 5	784	100% on or before March 15, 2008 if the Company meets market share goals for 2007
Make Up RSU 6	784	100% on or before March 15, 2009 if the Company meets operating margin goals for 2008
Make Up RSU 7	785	100% on or before March 15, 2009 if the Company meets market share goals for 2008

*	All vesting is subject to John Schwarz remaining in Continuous Status as a Beneficiary (as such term is defined in the Sub-Plan) on each relevant vesting date. The vesting schedule and conditions of the RSUs may be accelerated and/or amended in compliance with the terms and conditions of the offer letter between John Schwarz and the Company.
     On November 22, 2005, the Administrator of the Sub-Plan of the Company resolved to grant Restricted Stock Units to Bernard Liautaud, Chief Strategy Officer, Chairman and Director of the Company. The terms of the Restricted Stock Units approved by the Administrator are as follows:

Grant	Number of Shares	Vesting*
RSU	25,000	100% on September 11, 2007 subject to the achievement of performance measures
RSU 2	25,000	100% on September 11, 2008 subject to the achievement of performance measures

*	All vesting is subject to Bernard Liautaud remaining in Continuous Status as a Beneficiary (as such term is defined in the Sub-Plan) on each relevant vesting date. The vesting schedule and conditions of the RSUs may be accelerated and/or amended in compliance with the terms and conditions of the employment agreement between Bernard Liautaud and the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 14, 2005, the Chief Executive Officer of Business Objects S.A. (the “Company”) approved an amendment and restatement to Article 6 of the Company’s Amended and Restated Bylaws (the “Amended Bylaws”). The Amended Bylaws became effective November 18, 2005. The Amended Bylaws increase the stated share capital of the Company to € 9,427,678.90 from a stated share capital of € 9,385,178.90. This increase is a result of the issuance of shares reserved to the Business Objects Employee Benefit Sub-Plan Trust under the 2001 Stock Incentive Sub-Plan. Pursuant to French law, changes in a company’s stated share capital must be reflected in such company’s bylaws.
     The preceding summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended Bylaws attached hereto as Exhibit 3.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Business Objects S.A., as amended November 18, 2005 (English translation of the French legal version)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 23, 2005

BUSINESS OBJECTS S.A.
By:	/s/ Susan J. Wolfe
Susan J. Wolfe
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Business Objects S.A., as amended November 18, 2005 (English translation of the French legal version)